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                                 Exhibit 10(y)

                               AMENDMENT TO THE
                       GUARANTEE LIFE INSURANCE COMPANY
                          DEFERRED COMPENSATION PLAN

     Section 2(n) of the Plan shall be amended effective January 1, 1997, to read as follows:

          "Stock Account" shall mean a memorandum account established to record
           -------------
     the deferral of certain compensation otherwise payable to an Individual, including amounts transferred from the Guarantee Life Insurance Company Phantom Stock Plan, which shall be invested in notional shares.

     Dated this 13th day of October, 1997.
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                                                GUARANTEE LIFE INSURANCE COMPANY


                                                By  /s/ Mary G. Rahal
                                                  ------------------------------

           Approved by the Compensation Committee October 13, 1997.